Supplemental Agreement No. 17

to

Purchase Agreement No. 3866

between

The Boeing Company

and

Alaska Airlines, Inc.

Relating to Boeing Models 737-8 and 737-9 Aircraft

    THIS SUPPLEMENTAL AGREEMENT, entered into as of May 20, 2021, by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer).

    WHEREAS, the parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (Purchase Agreement), as amended and supplemented, relating to Boeing Models 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft) (collectively Aircraft);

WHEREAS, Customer has elected to exercise thirteen (13) Option Aircraft, and Boeing and Customer have agreed to a revised delivery schedule for those thirteen (13) exercised Option Aircraft, all of which are to be considered Group 1 Option Aircraft, and to revise the remaining Option Aircraft quantity and exercise dates.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.Purchase Agreement Table of Contents and Tables:

1.1The Purchase Agreement “Table of Contents,” is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto, to reflect the changes made in this Supplemental Agreement No. 17.

1.2 The Purchase Agreement “Table 1-D to Purchase Agreement No. PA-03866,” attached hereto, is hereby incorporated into the Purchase Agreement to reflect the exercise of thirteen (13) Group 1 Option Aircraft in agreed-upon delivery months.
P.A. 3866
ASA    SA-17-1

Supplemental Agreement No. 17 to
Purchase Agreement No. 3866

2. Letter Agreements:

2.1Letter Agreement ASA-PA-3866-LA-09440R6, entitled “Option Aircraft,” is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09440R7, attached hereto, to reflect the Parties’ revision to the delivery stream and remaining quantity of Option Aircraft after the exercise of Option Aircraft as part of this Supplemental Agreement 17.

2.2Letter Agreement ASA-PA-3866-LA-09452, entitled “Advance Payment Matters,” is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09452R1, attached hereto.

2.3Letter Agreement ASA-PA-3866-LA-09453, entitled “Airline Operational Efficacy Matters,” attached hereto, is incorporated into the Purchase Agreement as part of this Supplemental Agreement 17.

2.4Letter Agreement ASA-PA-3866-LA-09454, entitled “Option Exercise and Acceleration Matters,” attached hereto, is incorporated into the Purchase Agreement as part of this Supplemental Agreement 17.

The Purchase Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By

Its	SVP Fleet, Finance and Alliances & Treasurer

P.A. 3866
ASA    SA-17-2

Supplemental Agreement No. 17 to
Purchase Agreement No. 3866

P.A. 3866
ASA    SA-17-3